UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2008
DUKE ENERGY CAROLINAS, LLC
(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-04928	56-0205520
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
526 South Church Street, Charlotte, North Carolina 28202-1904
(Address of Principal Executive Offices, including Zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1
EX-99.1

Item 8.01. Other Events
     On November 17, 2008, Duke Energy Carolinas, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated as of November 12, 2008, (the “Underwriting Agreement”), with Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $400,000,000 aggregate principal amount of the Company’s First and Refunding Mortgage Bonds, 5.75% Series C due 2013 (the “2013 Mortgage Bonds”) and $500,000,000 aggregate principal amount of the Company’s First and Refunding Mortgage Bonds, 7.00% Series C due 2018 (the “2018 Mortgage Bonds,” and together with the 2013 Mortgage Bonds, the “Mortgage Bonds”). The Mortgage Bonds were sold to the Underwriters at a discount to their principal amount. The Mortgage Bonds were issued under the First and Refunding Mortgage, dated as of December 1, 1927, as amended from time to time, including by the Eighty-Eighth Supplemental Indenture (the “Supplemental Indenture”), dated as of November 17, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee. The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Supplemental Indenture, which is attached hereto as Exhibit 4.1, and the Underwriting Agreement, which is attached hereto as Exhibit 99.1. Such exhibits are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

4.1	Eighty-Eighth Supplemental Indenture dated as of November 17, 2008, between Duke Energy Carolinas, LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee.

99.1	Underwriting Agreement, dated as of November 12, 2008, with Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein, in connection with Duke Energy Carolinas, LLC’s issuance and sale of $400,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds, 5.75% Series C due 2013 and $500,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds, 7.00% Series C due 2018.

2

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CAROLINAS, LLC

Date: November 19, 2008	By: Name:	/s/ Robert T. Lucas III Robert T. Lucas III
	Title:	Assistant Secretary

3

EXHIBIT INDEX

Exhibit	Description

4.1	Eighty-Eighth Supplemental Indenture dated as of November 17, 2008, between Duke Energy Carolinas, LLC and The Bank of New York Mellon Trust Company, N.A., as Trustee.

99.1	Underwriting Agreement, dated as of November 12, 2008, with Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein, in connection with Duke Energy Carolinas, LLC’s issuance and sale of $400,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds, 5.75% Series C due 2013 and $500,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds, 7.00% Series C due 2018.

4